SCY-078 – First Representative of a Novel Oral/IV Triterpenoid Antifungal Family CORPORATE PRESENTATION | Mar. 2018

Certain statements regarding SCYNEXIS, Inc. (the “Company”) made in this presentation constitute forward-looking statements, including, but not limited to, statements regarding our business strategies and goals, plans and prospects, market size, adoption rate, potential revenue, clinical validity and utility, growth opportunities, future products and product pipeline. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from our expectations.  These risks and uncertainties include, but are not limited, to: risks inherent in SCYNEXIS' ability to successfully develop SCY-078, to obtain FDA approval for SCY-078; the expected costs of studies and when they might begin or be concluded; and SCYNEXIS' reliance on third parties to conduct SCYNEXIS' clinical studies. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company's most recent reports filed with the Securities and Exchange Commission ("SEC") including under the caption “Risks Factors” in the Company’s annual report on Form 10-K, which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward-looking statements. The Company undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation, or to reflect actual outcomes. Forward-Looking Statements

General Information SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family Committed to positively impacting the lives of patients suffering from difficult-to-treat and often life-threatening infections

Positive track record in drug development & antifungal expertise Diverse backgrounds & operating experience in healthcare Experienced Management Team and Board SCYX: Investment Opportunity SCY-078 is an investigational drug. Items listed on this slide illustrate SCY-078 target attributes. SCY-078: Novel, first-in-class, IV/Oral Antifungal Versatile platform/multiple indications = further de-risked asset Late-Stage Product with Platform of Indications SCY-078: $1B+ market opportunity in the U.S. Potential first NDA in 2020 Attractive Market Opportunity Phase 2 data in mid-year Multiple clinical study initiations in second half New IV formulation in humans by Q3 Multiple Key Milestones in 2018

SCY-078: A Novel Triterpenoid Antifungal

Product attributes supported by strong scientific evidence*

Broad Spectrum (incl. MDR Strains)
2,000+ strains tested

Flexible Dosing IV / Oral
Multiple indications possible

Validated MoA
Minimal off-target effects



O
OH
N
N
N
N
H
H
H_2N
O
O
H

High Tissue Penetration
Multiple *in vivo* models

Fungicidal vs. *Candida*
High success rate in VVC

Safe and Well-Tolerated
400+ subjects exposed

20-hour $t_{1/2}$ allowing QD Use
Low Risk of DDIs
14 Phase 1 studies

Worldwide Rights and Long Exclusivity (IP up to 2035)

QIDP, Fast Track and Orphan Drug status for Invasive Candidiasis and Aspergillosis

5

SCYNEXIS

SCY-078 is an investigational drug. Items listed on this slide illustrate SCY-078 target attributes.
* Including pre-clinical and clinical trial results.

SCY-078 MoA: Glucan Synthase Inhibitor



Cell Membrane and Cell Wall
Fungal Cell
Nucleus
Cell Wall
ß-(1,6)-glucan
ß-(1,3)-glucan
Ergosterol
(Polyenes site of interaction)
Mannoproteins
Depletion of ß-(1,3)-glucans in cell wall
Chitin
ß-(1,3)-glucan synthase
(SCY-078 and echinocandins site of interaction)
Phospholipid bilayer of cell membrane
Ergosterol Synthesis Pathway
(Azoles site of interaction)



SCY-078
Triterpenoid Glucan Synthase Inhibitor

- Validated MoA
- Differentiated binding vs. echinocandins

***C. auris* before SCY-078**



***C. auris* after SCY-078**



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Larkin E., et al. The Emerging Pathogen *Candida auris*: Growth Phenotype, Virulence Factors, Activity of Antifungals, and Effect of SCY-078, a Novel Glucan Synthesis Inhibitor, on Growth Morphology and Biofilm Formation. Antimicrob Agents Chemother. 2017 May; 61(5).

SCYNEXIS

SCY-078: Key Attributes vs. SoC Agents

		SCY-078	Echinocandin	Azole	Polyenes
	Market Intro	2021	2000s	1980s	1960s
	Worldwide 2016 Sales[a]		**~$1B**	**~$800M**	**~$500M**
Spectrum of Activity	Active vs. *Candida albicans*	✓	✓	✓	✓
Spectrum of Activity	Active vs. non-*albicans Candida*	✓	✓		✓
Spectrum of Activity	Active vs. Azole-Resistant	✓	✓		✓
Spectrum of Activity	Active vs. Echinocandin-Resistant*	✓			✓
Spectrum of Activity	Active vs. *Aspergillus* spp.	✓	✓	✓	✓
Safety	Lack of Renal, Hepatic, CNS Tox	✓	✓		
Safety	Low Risk for DDIs	✓	✓		✓
	Flexibility of Use (IV/oral)	✓		✓	

* Active against most echinocandin-resistant *Candida* isolates

7

SCY-078 is an investigational drug – items listed on this chart illustrate SCY-078 target attributes. 2021 target market intro based on estimated 2020 NDA filing.
a. Company-reported Sales (filings) and IMS data

SCYNEXIS®

8 Clinical Update - Last Twelve Months Liposomal IV SUPERIOR in Head-to-Head Comparison (preclinical) Clinical Hold (March 2017) Cyclodextrin IV Formulation Liposomal IV Formulation Invasive Candidiasis stopped Accelerate/expand SCY-078 Oral programs Address IV Clinical Hold and expedite development of new IV formulation with superior attributes Next steps: Start Phase 1 study with liposomal formulation in Q3 2018 Start Phase 2b study IV-Oral step-down in invasive candidiasis patients in Q4 2018 Started Phase 2 study in Vulvovaginal Candidiasis (VVC) in Q3 2017 Started two open-label Phase 3 studies in patients with refractory infections in 2017 Finalized preparation activities to enable start of Phase 2 Combination study in Invasive Aspergillosis patients in Q3 2018 SCY-078 is an investigational drug.

Our Vision for 2018 and Beyond



2017
2018
2019
Estimated NDA & Peak US Sales
Vulvovaginal Candidiasis (oral)
DOVE P2b study (results exp. mid-2018)
FDA EoP2
P3 Program (start in Q4 2018)
2020 - aVVC
2021 - rVVC
~$450-600M
Invasive Candidiasis (IV/oral)
P1 IV Liposomal (start in Q3 2018)
P2b IV/Oral (start in Q4 2018)
2022
~$275-360M
Invasive Aspergillosis Combination (oral & IV/oral)
P2 (start in Q3 2018)
2023
~$250-400M
Refractory Invasive Fungal Infections (oral & IV/oral)
FURI Study (open-label, refractory IFIs)
CARES Study (open-label, emergency protocol, *C. auris*
Preliminary Data Review
LPAD Potential
Key Milestones

9

SCYNEXIS

SCY-078 is an investigational drug. Estimated NDA filing and market potential. Preliminary commercial assessment (to be further validated)

Vulvovaginal Candidiasis (VVC) SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family

VVC: Low Risk / High Reward Opportunity

Recurrent (~650K cases)	Moderate/Severe (~1.6M cases)	Mild (~5.2M cases)
SCY-078		Fluconazole

		SCY-078	Fluconazole
		Fungicidal	**Fungistatic**
Efficacy	Active vs. *Candida albicans*	●	●
	Active vs. non-*albicans Candida*	●	◔
	Active vs. azole-resistant	●	○
	Enhanced activity at acidic pH	●	○
	Distribution into vaginal tissue	●	●
Safety	Safety*	●	●
	Tolerability	●	●
	Pregnancy Risk	No limitations	Limitations

"Many of the unresolved clinical issues in managing women with rVVC would disappear if truly fungicidal drugs and regimens were available."

Dr. Jack D. Sobel
Current Infectious Disease Reports 2006,8:481–486

*Lack of renal, hepatic, CNS toxicities and low risk of drug-drug interactions.

11

SCY-078 is an investigational drug – items listed on this chart illustrate SCY-078 target attributes.

Preliminary assessment (to be further validated). Sources: Blue Print/Scynexis Primary HCPs and Payers Market Research.

SCYNEXIS®

SCY-078 U.S. Opportunity in VVC

	RECURRENT VVC	ACUTE VVC (MODERATE/SEVE
U.S. TARGET POPULATION	~650K	~1.6M
SCY-078 PENETRATION RATES	~40%	~15%
SCY-078 PRICING – PER COURSE	~$1,350 to $1,800	~$450 to $600
SCY-078 U.S. NET SALES	~$350-470M	~$110-150M



SCY-078 Potential Revenue Split
Acute (moderate/ severe) 24%
Recurrent 76%

SCY-078 U.S. Sales Potential ~$450-600M

SCY-078 potential sales represent ~4% of overall fluconazole prescriptions in VVC

ROW opportunity expected to be similar to U.S. Market

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SCY-078 is an investigational drug.

Preliminary assessment (to be further validated). Sources: Blue Print/Scynexis Primary HCPs and Payers Market Research.

SCYNEXIS®

13 Demonstrated activity vs. Candida Numerically higher Clinical Cure Rates than fluconazole High long-term efficacy Low relapse rate at 4 months No serious AEs or discontinuations GI events were mild to moderate, of short-duration and mostly related to SCY-078’s loading dose M. Roman et al: A multicenter, randomized, evaluator-blinded, active-controlled study to evaluate safety and efficacy of oral SCY-078 in vulvovaginal candidiasis. 27th ECCMID, April 2017 [Results from per protocol (PP) population. Patients received SCY-078 QD for 3 or 5 days at a dose of 750mg with a loading dose of 1,250mg or fluconazole 150mg] SCY-078 VVC Phase 2a Clinical Data Efficacy Safety/Tolerability SCY-078 is an investigational drug.

14 ONGOING: Phase 2b Dose-Finding Study in VVC Top-line results expected mid-2018 Enrollment: 180 patients with moderate to severe VVC Endpoints: % of patients with clinical cure* and mycological eradication** at day 10 and day 25 SCY-078 VVC Development Plan Baseline Day 1 Randomization Screening SCY-078 5 regimens tested for 1 or 3 days SoC (oral fluconazole) for 1 day Test of Cure Day 10 Follow-up Day 25 SCY-078 is an investigational drug. * complete resolution of signs and symptoms | ** negative fungal culture. SoC (standard of care) Two Phase 3 acute VVC studies 500 patients (superiority vs. placebo) One Phase 2/3 recurrent VVC study 300 patients (superiority vs. placebo) Phase 2b DOVE 2019 2018 2020-2021 FDA EoP2 2017

Invasive Candidiasis (IC) SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family

IC: Oral Option with Broad Anti-*Candida* Activity



Maintenance Step-Down (~1.3M DOT)
Confirmed Infections (~700K DOT)
Empiric Use (~1.1M DOT)
SCY-078
Oral Fluconazole*
Echinocandins



SCY-078
IV/Oral
Echinocandins
IV
Fluconazole
IV/Oral
Efficacy
Active vs. C. albicans
Active vs. non-albicans
Active vs. Echi-resistant
Active vs. Azole-resistant
Active vs. C. auris
Tissue Distribution
Safety

"Invasive fungal infections will not go away any time soon. Therefore, we need to circumvent resistance to treatment by continued discovery and development of new antifungal agents and strategies."

Dr. John R. Perfect

Nature Reviews/Drug Discoveries-2017

DOT: Days of treatment.

Preliminary assessment (to be further validated). Source: Proprietary analysis based on IMS data from 2015 and CDC.

SCY-078 is an investigational drug – items listed on this chart illustrate SCY-078 target attributes

* Voriconazole can also be used for step-down therapy per new guidelines; however, Fluconazole is the most commonly used.

16

SCYNEXIS

SCY-078 U.S. Opportunity in IC

	ORAL	IV
U.S. TARGET DAYS of THERAPY	~1.3M	~1.8M
SCY-078 PENETRATION RATES	~35%	~6%
SCY-078 PATIENTS	~33K	~16K
SCY-078 PRICING PER DAY	~$450 to $600	~$600 to $800
SCY-078 U.S. NET SALES	~$205-$275M	~$63-$85M

SCY-078 U.S. Sales Potential ~$275-$360M

SCY-078 Potential Revenue Split


IV
23%
Oral
77%

ROW opportunity expected to be similar to U.S. Market

17

SCYNEXIS®

SCY-078 is an investigational drug – items listed on this chart illustrate SCY-078 target attributes, estimated NDA filing and market potential. Preliminary assessment (to be further validated). Source: Proprietary analysis based on IMS data from 2015 and CDC.

SCY-078 IC Clinical Data To-Date

PK/Efficacy

- 27 patients with IC enrolled
- 500 mg QD and 750 mg QD of oral SCY-078 compared to fluconazole 400 mg after IV echinocandin
- SCY-078 Oral dose of 750mg QD achieved target exposure in patients

Safety/Tolerability

- Safe and well-tolerated
- Most common AEs were mild or moderate GI-related events
  - The rate of GI AEs in subjects receiving SCY-078 was comparable to subjects receiving fluconazole

	SCY-078 750mg (N=7)	FLU 400mg (N=7)
Favorable Response	6 (86%)	5 (71%)
"Failures"	1 administrative-related (withdrew consent - unrelated to study drug)	2 infection-related (1 abdominal sepsis, 1 fungemia)
Relapses during Follow-Up Period	0	0

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* Resolution of signs and symptoms and microbiological eradication at end of treatment. Based on Intent-to-Treat (ITT) population.
SCY-078 is an investigational drug.

SCYNEXIS

SCY-078 IC Development Plan

2018 | 2019 | 2020-2022

- P1 IV Liposomal (start in Q3 2018)
- P2b IV/Oral – 60 Patients (start in Q4 2018)
- One P3 Study – IV to Oral – 250 Patients Non Inferiority Design vs. SoC

- Only one Phase 3 required for approval in IC
- Comparing SCY-078 (IV and oral) vs. SoC (IV echinocandin + oral fluconazole)
- Primary Endpoint: Global Response at end of treatment

ONGOING: Open-label Phase 3 Studies (**FURI** and **CARES**) vs. historical controls

- **FURI study**: Severe or invasive refractory *Candida* infections
- **CARES study**: Infections caused by *Candida auris,* a pathogen that is often multidrug-resistant and associated with high mortality. Study designed to provide rapid access to oral SCY-078 for *C. auris* patients
- **Both studies** have potential eligibility to Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD)

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SCY-078 is an investigational drug.

SCYNEXIS

Invasive Aspergillosis (IA) SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family

21 SCY-078 High activity vs. azole-resistance High penetration to the lungs Optimal for combination therapy Oral Safe and well tolerated Low risk of DDIs Emergence of A. fumigatus Resistance Need for New Treatment Options Triazoles safety profiles vary Risk of DDIs Unsatisfactory Clinical Outcomes Mortality still up to 50% Long treatment durations IA: Opportunity to Improve Outcomes in a High-Mortality Infection SCY-078 is an investigational drug. Combination therapy may provide an improvement in outcomes Pre-clinical synergistic activity with azoles Clinical benefit of combination therapy reported in literature

Neutropenic rabbit model of pulmonary aspergillosis evaluating SCY-078 alone and in combination with Isavuconazole Doses: (IV) SCY-078 2.5, 7.5 mg/kg; (PO) Isavuconazole 40 mg/kg for 12 days Combination therapy resulted in better efficacy vs. monotherapy for all efficacy parameters, including significantly improved survival and pulmonary infarct score 22 SCY-078 IA In Vivo Data To-Date SCY-078 is an investigational drug. SCY-078+ISA

SCY-078 IA Development Plan

2018	2019	2020-2023
	P2 Oral – 50 Patients (start in Q3 2018)	One P3 Study – IV to Oral – 250 Patients Superiority Design of SCY-078 + SoC vs. SoC

- Only one Phase 3 required for approval in IA
- Comparing SCY-078 + SoC vs. SoC alone
- Current Standard of Care: voriconazole or isavuconazole
- Superiority design

Global, open-label Phase 3 Study (FURI) vs. historical controls

Protocol to be amended in H2 2018 to add Aspergillus infections
Potential eligibility to Limited Population Pathway for Antibacterial and Antifungal Drugs (LPAD)

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SCY-078 is an investigational drug.

SCYNEXIS®

Conclusion SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family

SCYX: Key Milestones Recent Milestones Initiated Phase 2b DOVE study in VVC(Q3 2017) Accelerated development of new IV liposomal formulation Two on-going clinical trials for refractory infections (FURI & CARES) Upcoming Milestones Mid-2018: Phase 2b DOVE study read-out Q3 2018: Initiate Phase 2 Combo study in IA Q3 2018: Initiate Phase 1 study with new liposomal IV Q4 2018: Initiate VVC Phase 3 program Q4 2018: Initiate Phase 2 study in IC Q4 2018: Conduct FURI & CARES Preliminary Data Review Indicate key target milestones for 2018.

Positive track record in drug development & antifungal expertise CEO: Marco Taglietti, M.D. Schering-Plough, Stiefel, Forest Labs CMO: David Angulo, M.D. Schering-Plough, Stiefel, Brickell Biotech CFO: Eric Francois Cowen, Lazard, Topi General Counsel: Scott Sukenick Cooley Diverse backgrounds & operating experience in healthcare Guy Macdonald, Chairman (Tetraphase, Merck) Steven Gilman, Ph.D. (Contrafect, Cubist) Ann Hanham, Ph.D. (BAR Capital, Burrill, FDA) David Hastings (Unilife, Incyte) Patrick Machado (Medivation) Marion McCourt (Regeneron, Medivation, Amgen) SCYX: Experienced Management LEADERSHIP BOARD OF DIRECTORS

SCYX: Conclusion SCY-078 is an investigational drug. $1B+ market opportunity in the U.S. Potential BD opportunities SCY-078 Potential first NDA in 2020 No new class in over 20 years New IV formulation into humans by Q3 Fulfilling Unmet Needs & Improving Patient Outcomes Oral Formulation progressing in multiple indications

Thank You SCY-078 – First of a Novel Oral/IV Triterpenoid Antifungal Family